STATE OF ALABAMA    )
                    )
JACKSON COUNTY      )

                   AMENDMENT TO RENEWAL LEASE

     Heretofore, on May 4, 1994, Conley J. Smith, Sara W.

Lovelady and J.J. Williams, as Lessors, did enter into a renewal lease with American Consumers, Inc., Post Office Box 2328, Fort

Oglephorpe, Georgia  30742, which renewal lease granted unto the

Lessee a lease on a building and premises housing 23,860 square feet of floor space on property adjacent to the First National

Bank of Stevenson, Alabama, (the leased premises), and

     Both Lessors and Lessee agree that the initial term of the lease should be increased as herein provided.

     The renewal lease dated May 4, 1994, provides:

          "The term of this lease shall be five (5) years

           beginning on June 1, 1994"

     The Parties agree to amend the renewal lease by substituting the following:

          "The term of this lease shall be ten (10) years

           beginning on June 1, 1994.

     NOW, THEREFORE, by this amendment, the parties do agree that the initial term of the renewal lease dated May 4, 1994, shall be for a period of ten (10) years beginning on June 1, 1994.

     All other provisions of said renewal lease consisting of

sixteen (16) pages shall remain in full force and effect.

     Executed on this the 5th day of July, 1995, to be effective on June 1, 1994, in triplicate, each copy to be taken as an

original.

                              LESSORS:

                                    /s/ Conley J. Smith
                                   ___________________________
                                   CONLEY J. SMITH


                                    /s/ Sara W. Lovelady
                                   ___________________________
                                   SARA W. LOVELADY


                                    /s/ J. J. Williams
                                   ___________________________
                                   J.J. WILLIAMS

                              LESSEE:

                                   AMERICAN CONSUMERS, INC.

                                        /s/ Mike Richardson
                                   BY:________________________
                                      MIKE RICHARDSON, Its President


ATTEST:

/s/ Reba S. Southern
_________________________
Secretary

(Corporate Seal)

STATE OF ALABAMA    )
                    )
JACKSON COUNTY      )

     I, the undersigned, a Notary Public in and for said County and State, hereby certify that CONLEY J. SMITH, SARA W. LOVELADY and J.J. WILLIAMS, whose names are signed to the foregoing

instrument, and who are known to me, acknowledged before me on this day that, being informed of the contents of the instrument,

they, executed the same voluntarily on the day the same bears date.



     Given under my hand and official seal this the 5th day of

July, 1995.



                                    /s/ May W. Ridom
(Seal)                             __________________________________
                                   NOTARY PUBLIC
                                   My Commission Expires January 23, 1997


STATE OF GEORGIA    )
                    )
COUNTY OF CATOOSA   )

     I, the undersigned authority, a Notary Public in and for

said County and State, hereby certify that MIKE RICHARDSON, whose name as President of AMERICAN CONSUMERS, INC., is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the

instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.



     Given under my hand and official seal this the 20th day of

July, 1995.



                                    /s/ Karen Ball
(Seal)                             __________________________________
                                   NOTARY PUBLIC
                                   My Commission Expires April 18, 1996